EXHIBIT 10.1


                   SETTLEMENT AGREEMENT AND GENERAL RELEASE
                   ----------------------------------------

    This Settlement Agreement and General Release, hereinafter referred to as "the Agreement," is made by and between Coast Bank of Florida, Inc. ("Coast Bank") and Coast Financial Partners, Inc. ("Coast Financial")(hereinafter collectively "Respondents"), on the one hand, and Gillian Busard ("Busard"), on the other hand.

                               Recitals
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    WHEREAS, Busard brought a civil action against Respondents alleging unlawful sexual harassment and sex discrimination under Fla. Stat. Sec. 760.10, breach of contract and unfair and deceptive trade practices, and this lawsuit, Case No. 2003-CA-2041, Division B was filed in the Twelfth Judicial Circuit in and for Manatee County, Florida ("the Lawsuit"); and

    WHEREAS, Respondents compelled the arbitration of the claims before a three-member arbitration panel, set to proceed to hearing on liability issues beginning on June 20, 2005 ("the Arbitration
Hearing"); and

    WHEREAS, Busard has been and is represented by Andre R. Perron of the Law Firm of Ozark, Perron & Nelson, P.A. and Melton H. Little of the Law Firm of Kallins, Little, Delgado and Opstal, in connection with the Lawsuit and the Arbitration Hearing, and during the settlement negotiations which resulted in this Agreement; and

    WHEREAS, by and through the Agreement, Busard and Respondents have agreed to settle the Lawsuit and the Arbitration Hearing, and Busard has agreed to a general release of all other claims against Respondents and its representatives, employees, agents, and officers and other promises; and

    NOW, THEREFORE, in consideration of the mutual covenants, promises and conditions to be performed by each of the parties hereto, and set forth in their entirety herein, the parties expressly, knowingly, and voluntarily agree as follows:

                         Terms and Conditions

    1.      Dismissal of the Lawsuit.  The parties agree, as an
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essential part of their settlement, that the Arbitration Hearing and the Lawsuit should be dismissed with prejudice, and through execution of this Agreement, instruct their Counsel to take all necessary and appropriate steps to effectuate dismissal of the Lawsuit with prejudice.

    2.      Settlement Payment.  Upon receipt of the Agreement signed
            -------------------
by Busard, Respondents shall promptly cause to be paid the total sum of SEVENTY FIVE THOUSAND DOLLARS ($ 75,000.00). The payment shall be made by Company checks payable as follows: (i) Five Thousand Dollars and No Cents ($5,000.00), less standard withholdings, payable to Busard, for back wages; (ii) Forty Five Thousand Dollars and No Cents ($45,000.00), payable to Busard, for compensatory damages for claimed mental distress purportedly suffered by Busard in connection with the claims


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made in this Lawsuit and Arbitration Hearing; and (iii) Twenty-Five
Thousand Dollars and No Cents ( $25,000.00), payable to the Law Firm of Ozark, Perron & Nelson, P.A., in full compensation for all attorneys' fees and costs incurred in connection with representation of Busard regarding her claims against the Respondents in the Lawsuit and Arbitration Hearing. Based on these allocations, no payroll taxes shall be withheld from the settlement payment to Busard or her attorneys on the portion allocated to items (ii) and (iii) above. However, so that the Respondents may have assurance of complete resolution of the Lawsuit and Arbitration Hearing based solely on the settlement payments provided by the Agreement, Busard assumes full responsibility for the payment of any payroll taxes due in connection with the settlement payments in the event that the parties' allocation, jointly made in good faith, is challenged by the Internal Revenue Service or otherwise is held inappropriate. The checks referenced above shall be sent to Busard's attorneys at the Law Firm of Ozark, Perron & Nelson, P.A.

    3.      Attorney's Fees.  Except as otherwise provided herein, each
            ----------------
party agrees to bear her or its own costs and attorney's fees incurred in connection with the Lawsuit, the Arbitration Hearing, and the underlying disputes.

    4.      Filing of Joint Motion and Stipulation.  Through her
            ---------------------------------------
execution of this Agreement, Busard instructs her Counsel to sign a Joint Motion and Stipulation of Dismissal with Prejudice to be filed with the Arbitration Panel and the Court, and instructs her Counsel to deliver the signed Joint Motion and Stipulation to Counsel for Respondents promptly following receipt by Busard's Counsel of the settlement checks described in Section 2 of this Agreement. After delivery to Counsel for Respondents, the Joint Motion and Stipulation of Dismissal with Prejudice will be promptly signed by Counsel for Respondents and filed with the Arbitration Panel and the Court.
Busard understands that the filing of such a Joint Motion and Stipulation waives and relinquishes all claims for relief which were or could have been brought in the Lawsuit or the Arbitration Hearing.

    5.      Conditional Nature of Agreement.  It is expressly agreed
            --------------------------------
and understood that this Agreement is conditioned upon and made subject to the dismissal with prejudice of the Lawsuit. If for any reason the dismissal with prejudice of the Lawsuit or the Arbitration Hearing is not consummated, or is subsequently vacated, then the Agreement shall be deemed null and void except for the provisions of this Section 5, and Busard shall return to Respondents, immediately, all monies paid pursuant to Section 2 herein.

    6.      Confidentiality of this Settlement and the Agreement.
            -----------------------------------------------------
Busard agrees that the fact and the terms of the settlement, and the fact and the terms of this Agreement (collectively, hereinafter, "Confidential Information") will be kept secret by the Busard, and not disclosed to others, except as expressly permitted by this Agreement. Busard agrees that from the time the parties reached an oral settlement agreement, until her execution of this Agreement, that she has not revealed, published, publicized, or otherwise made known, directly or indirectly, any Confidential Information, except as permitted by this Agreement. Busard further agrees that in the future she will not, individually, jointly with others, through her attorneys or other representatives,


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or through any others acting on her behalf, reveal, disclose in any manner, publish, publicize or otherwise make known to any person any Confidential Information, and that this non-disclosure commitment specifically applies to former, present and future business associates, colleagues and co-workers. Busard may, however, indicate upon inquiry that the matter has been amicably resolved.

    Notwithstanding the prior commitments in this Section 6, nothing herein is intended to prevent Busard from disclosing Confidential Information (i) to the Internal Revenue Service, (ii) to others as may be required or permitted by law, (iii) to her financial or tax advisors, (iv) to her attorneys, and (v) to her spouse; provided, that Busard may make the disclosures permitted by (iii), (iv), and (v) only if those persons to whom Confidential Information is revealed agree to maintain the confidentiality of this information themselves, and in the event that one of those persons makes an impermissible disclosure of Confidential Information, Busard will be responsible for such disclosure as if it were her own act.

    The Respondents agree to instruct their officers, directors, agents and employees (collectively, "Coast Executives"), who have knowledge of the settlement, not to inform third parties of Confidential Information; provided, however, that Coast Executives may indicate, in the event of an inquiry, that the matter has been amicably resolved. The Respondents agree to use their best efforts to assure that all Coast Executives comply with these instructions in good faith. However, the Respondents will not be liable if any of the Coast Executives do not act in accordance with these instructions. Furthermore, nothing in this Agreement is intended to limit the Respondents' or Coast Executives' right, obligation, or duty to respond to government or regulatory inquiries eliciting Confidential Information, or their right to disclose Confidential Information where it is otherwise required or appropriate in the due course of doing business.

    7.      Release of Claims by Busard.  In consideration of the
            ----------------------------
promises made by Respondents in the Agreement, Busard, on Busard's own behalf, and on behalf of Busard's relatives and heirs, executors, administrators and assigns, irrevocably and unconditionally releases, waives, acquits, and forever discharges Respondents, any business entities affiliated with Respondents through common ownership, and all other corporations, partnerships and other business ventures engaged in the operation of Coast Bank and Coast Financial, and, as to all released business entities, their current and former officers, directors, managers and employees, and their agents, officials, representatives, attorneys, insurance carriers and any other entity related to or affiliated with them (collectively, "the Releasees"), of and from any and all manner of actions, suits, claims of any kind or nature whatsoever, known or unknown, in law or equity, which she now has or ever had, including, without limitation of the foregoing general terms, all claims which were or could have been alleged in the Lawsuit or the Arbitration Hearing, and any claims against any of the Releasees arising from any alleged violation by any of the Releasees of any federal, state or local statutes or ordinances, including, but not limited to, Title VII of the Civil Rights Act of 1964, as amended, ERISA, the Americans with Disabilities Act, the Civil Rights Act of 1991, the Equal Pay Act, the


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Florida Civil Rights Act, and any applicable municipal ordinance prohibiting employment discrimination, and any other employment discrimination laws, as well as any other claims based on constitutional, statutory, common law or regulatory grounds.

    8.      Release of Claims by Respondents.  In consideration of the
            ---------------------------------
promises made by Busard in the Agreement, the Respondents, on their own behalf, and on behalf of their successors and assigns, irrevocably and unconditionally release, waive, acquit, and forever discharge Busard of and from any and all manner of actions, suits, claims of any kind or nature whatsoever, known or unknown, in law or equity, including, without limitation of the foregoing general terms, any claims for contribution or indemnity, any claims against Busard from any alleged violation by Busard of any federal, state or local statutes or ordinances, including any applicable laws prohibiting employment discrimination, and any claims for breach of contract, any claims based on constitutional, statutory, or common law grounds, arising prior to the date of this Agreement.

    9.      Future Suits and Proceedings.  Except as otherwise provided
            -----------------------------
herein, the parties agree not to institute any future suits or proceedings at law or in equity or any administrative proceedings against each other for or on account of any claim or cause of action arising out of any event that occurred prior to execution of the Agreement, including but not limited to any claim or cause of action described in Sections 7 and 8 of the Agreement, and further agrees that no such claim shall be instituted by anyone else on their behalf.

    10.     Waiver of Future Employment.  Busard waives any and all
            ----------------------------
rights to employment with Respondents that Busard ever had, may now have, or may hereafter have, known and unknown, specifically including but not limited to reinstatement as a remedy in employment litigation. Busard agrees not to apply for re-employment with Respondents in the future. In the event Busard does apply for re-employment with Respondents in breach of the Agreement, Respondents shall be under no obligation to process the application, but can simply advise Busard that Busard's application for employment will not be processed pursuant to this settlement. The Respondents further agree not to solicit Busard for future employment or other business opportunities.

    11.     Agreement to Resolve Controversies.  The parties have
            -----------------------------------
entered into the Agreement solely in order to end the controversies between them, including those that are part of the Lawsuit and Arbitration Hearing, to avoid the risks and costs of litigation, to conserve the time that continued litigation would involve, and to obtain a compromise and final settlement of all Busard's claims against Respondents. Busard agrees and acknowledges accepting payment of the sum provided for in Section 2 of the Agreement as a full, complete, final, and binding compromise of all disputed issues with Respondents and the Releasees, including but not limited to attorneys' fees, regardless of the amount of the consideration paid or received by Busard.

    12.     No Admission of Liability.  The parties agree and
            --------------------------
acknowledge that payment of the settlement sums, the execution of the Agreement and the performance of the covenants herein, shall not be


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considered an admission by any of the parties of any liability or wrongdoing and that no past or present wrongdoing on the part of anyone shall be implied by any payments. This is a settlement of disputed claims.

    13.     Non-Subrogation and Indemnity Commitment.  The parties
            -----------------------------------------
warrant that they have not assigned, sold, subrogated, transferred to, or conveyed to anyone any actions, causes of action, claims or demands that any of them now has or ever had against each other, or any of them, and the parties further agrees to defend each other entirely at their own expense and to fully indemnify and forever hold each other harmless for any and all actions, causes of action, claims or demands that may be brought against or any of them, by anyone to whom each party has assigned, sold, subrogated, transferred to, or conveyed any such action, causes of action, claims or demand. The parties further agree to defend each other entirely at their own expense, and to fully indemnify and forever hold each other harmless in the event that any of them, or some other legal or natural person on their behalf, brings any action, charge of discrimination, or other legal proceeding against any of the parties in breach of this Agreement.

    14.     Entire Agreement.  This Agreement contains the entire
            -----------------
agreement between or among the parties with regard to the matters set forth herein, and supersedes any and all prior negotiations, correspondence, understandings, and agreements between or among the parties with respect to the subject matter thereof. There shall be no modifications or amendments to this Agreement, except by instrument in writing executed by authorized representatives of the parties hereto.

    15.     Prevailing Party.  If any party commences an action to
            -----------------
enforce or interpret any portion of this Agreement, the prevailing party in such action shall be paid by the non-prevailing party or parties the prevailing party's costs and reasonable attorney's fees, to be awarded by the Court.

    16.     Agreement Inures to the Benefit.  This Agreement shall be
            --------------------------------
binding upon and shall inure to the benefit of the parties hereto and their respective officers, directors, agents, representatives, employees, servants, affiliates, attorneys, heirs, successors, assigns, or other representatives, if any, of each of the parties hereto.

    17.     Full Cooperation.  All parties agree to cooperate fully, to
            -----------------
execute any and all supplementary documents and to take all actions that may be necessary to implement this Agreement.

    18.     Execution of Counterparts; Governing Law.  This Agreement
            -----------------------------------------
may be executed in any number of counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument. To the extent that the law of any State may be applicable to construction of the Agreement, it shall be governed by the law of the State of Florida.

    19.     Full Knowledge and Volition.  The parties each acknowledge
            ----------------------------
that they have been represented by Counsel of their own choosing throughout the negotiation of the Agreement, and before, and that they


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have each consulted as necessary or desired with Counsel regarding the terms of the Agreement. The parties acknowledge executing this Agreement freely and voluntarily and knowingly and without coercion or threats of any kind. The parties also acknowledge and confirm that the only consideration for signing the Agreement are the terms and conditions stated in the Agreement, that no other promise or agreement of any kind, except those set forth in the Agreement, has been made by any person to cause the parties to sign the Agreement, and that the parties have carefully read the Agreement and fully understand its meaning and intent. Finally, the parties acknowledge being informed that various federal, state and local laws prohibit employment discrimination based on age, sex, race, color, national origin, religion, disability, and marital status, and that these laws are enforced by the Equal Employment Opportunity Commission and/or other federal, state and local agencies.

    WHEREFORE, the parties agree and stipulate to the preceding terms and conditions of settlement.

/s/ GILLIAN BUSARD
-----------------------------          --------------------------------
GILLIAN BUSARD                         COAST BANK OF FLORIDA, INC.
On behalf of Busard, Busard'           On behalf of itself and the
heirs, executors, administrators,      Releasees, and each of them
successors, and each of                jointly and severally,
them, jointly and severally,

                                       By:/s/ Brian P. Peters
                                          -----------------------------
Dated:   June 24, 2005                 Dated:   June 28, 2005
      -----------------------                --------------------------



                                       COAST FINANCIAL PARTNERS, INC.
                                       On behalf of itself and the
                                       Releasees, and each of them
                                       jointly and severally,


                                       By:/s/ Brian P. Peters
                                          ----------------------------
                                       Dated:   June 28, 2005
                                             -------------------------

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